SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 27, 2003
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7.      Financial Statements and Exhibits

(c)    Exhibits
        99.1 Press Release dated May 27, 2003.
Item 9. Regulation FD Disclosure (Item 12.  Results of Operations and Financial Condition).

        The information contained in this report is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition."  On May 27, 2003, the Company issued a press release announcing its earning for the fiscal quarter ended May 10, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                By:     /s/  Harry L. Goldsmith

                                                                                Harry L. Goldsmith
                                                                                Senior Vice President, Secretary and
                                                                                General Counsel-Customer Satisfaction

Dated:    May 27, 2003

EXHIBIT INDEX

99.1         Press Release dated May 27, 2003